                                                                   Exhibit 10.31

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                      FIRST AMENDMENT TO CREDIT AGREEMENT

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                                     among


                             THE FINISH LINE, INC.,

                          the LENDERS Signatory Hereto


                                      and


                    NATIONAL CITY BANK OF INDIANA, as Agent



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                           Dated as of March 16, 2001

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

                               TABLE OF CONTENTS
                               -----------------

PART I.      AMENDATORY PROVISIONS..........................................  1

             SECTION 1    Definitions.......................................  1
                  1.1     Defined Terms.....................................  1
             SECTION 6    Covenants.........................................  3
                  6.17    Consolidated Tangible Net Worth...................  3
                  6.18    Leverage Ratio....................................  3
                  6.25    Restructuring Charges.............................  4

PART II      CONTINUING EFFECT..............................................  4

PART III     CONDITIONS PRECEDENT...........................................  5

PART IV      INDEPENDENT CREDIT DECISION....................................  5

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------


     THIS FIRST AMENDMENT made as of the 16th day of March, 2001, by and among THE FINISH LINE, INC. ("Borrower"), the LENDERS party hereto, and NATIONAL CITY BANK OF INDIANA, as agent for the Lenders hereunder (in such capacity, the "Agent");

                              W I T N E S S E T H:

     WHEREAS, as of September 20, 2000, the Borrower, the lenders party thereto and the Agent entered into a certain Credit Agreement (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement to, among other things, revise certain financial covenants contained therein and to add an additional pricing level, all subject to the terms contained herein;

     NOW, THEREFORE, in consideration of the premises, and the mutual promises herein contained, the parties agree that the Agreement shall be, and it hereby is, amended as provided herein and the parties further agree as follows:


                        PART I.  AMENDATORY PROVISIONS
                        ==============================

                                  SECTION 1.
                                  ----------
                                  Definitions
                                  -----------

1.1  Defined Terms.
     -------------

     Section 1.1 of the Agreement is hereby amended by substituting the following definitions in lieu of the like existing definitions:

          "Applicable Facility Fee" means the per annum fee payable to the Agent for the pro rata benefit of the Lenders as determined pursuant to Section 2.5, which shall be based on the Leverage Ratio and determined by reference to the following table:


          Leverage Ratio                     Applicable Facility Fee
          --------------                     -----------------------

     Level 1   Less than 2.0 to 1.0                           0.10%
     Level 2   Equal to or greater than
               2.0 to 1.0 but less than

               2.50 to 1.0                               0.15%
     Level 3   Equal to or greater than
               2.50 to 1.0 but less than
               3.0 to 1.0                                0.175%
     Level 4   Equal to or greater than
               3.0 to 1.0 but less than
               3.50 to 1.0                               0.20%
     Level 5   Equal to or greater than
               3.50 to 1.0 but less than
               4.0 to 1.0                                0.25%
     Level 6   Equal to or greater than
               4.0 to 1.0                                0.30%

The Applicable Facility Fee for Level 4 shall initially apply and shall be subject to adjustment quarterly (upwards or downwards, as appropriate) based on the Leverage Ratio in accordance with the table set forth above. The Leverage Ratio shall be determined by the Agent (which determination if made in good faith shall be conclusive absent manifest error) based on the Financial Statements. The adjustment, if any, to the Applicable Facility Fee shall be effective beginning on the fifth (5th) Business Day after the delivery of such Financial Statements. In the event that Borrower shall at any time fail to furnish to the Agent in timely fashion the Financial Statements required to be delivered pursuant to Section 6.1, together with the Compliance Certificate to be delivered with respect thereto, the Applicable Facility Fee for Level 6 shall apply until the fifth (5th) Business Day after such Financial Statements and Compliance Certificate are so delivered. In no event shall the Applicable Facility Fee be adjusted downward if there exists a Default on the date on which such downward adjustment would otherwise become effective until such time as the Default has been cured, waived or ceases to exist. The provisions of this definition are not intended to, and shall not be construed to, authorize any violation by Borrower of any financial covenant contained in this Agreement.

     "Applicable Margin" means the incremental margin to be paid by Borrower on LIBOR Loans hereunder and on Letters of Credit issued hereunder, which margin shall be based on the Leverage Ratio and determined by reference to the following table:

                Leverage Ratio                      Applicable Margin
                --------------                      -----------------

                                                                  Letters
                                                    LIBOR Loans   of Credit
                                                    ------------  ----------

     Level 1    Less than 2.0 to 1.0                .50%          .50%
     Level 2    Equal to or greater than
                2.0 to 1.0 but less than
                2.50 to 1.0                         .75%          .75%

     Level 3    Equal to or greater than
                2.50 to 1.0 but less than
                3.0 to 1.0                          1.0%         1.0%
     Level 4    Equal to or greater than
                3.0 to 1.0 but less than
                3.50 to 1.0                         1.25%        1.25%
     Level 5    Equal to or greater than
                3.50 to 1.0 but less than
                4.0 to 1.0                          1.50%        1.50%
     Level 6    Equal to or greater than
                4.0 to 1.0                          1.75%        1.75%

The Applicable Margin for Level 4 shall initially apply and shall be subject to adjustment quarterly (upwards or downwards, as appropriate) based on the Leverage Ratio in accordance with the table set forth above. The Leverage Ratio shall be determined by the Agent (which determination if made in good faith shall be conclusive absent manifest error) based on the Financial Statements. The adjustment, if any, to the Applicable Margin shall be effective beginning on the fifth (5th) Business Day after the delivery of such Financial Statements.
In the event that Borrower shall at any time fail to furnish to the Agent in timely fashion the Financial Statements required to be delivered pursuant to
Section 6.1, together with the Compliance Certificate to be delivered with respect thereto, the Applicable Margin for Level 6 shall apply until the fifth
(5th) Business Day after such Financial Statements and Compliance Certificate are so delivered. In no event shall the Applicable Margin be adjusted downward if there exists a Default on the date on which such downward adjustment would otherwise become effective until such time as the Default has been cured, waived or ceases to exist. The provisions of this definition are not intended to, and shall not be construed to, authorize any violation by Borrower of any financial covenant contained in this Agreement.


                                   SECTION 6
                                   ---------
                                   Covenants
                                   ---------

     6.17. Consolidated Tangible Net Worth.  Section 6.17 of the Agreement is
           -------------------------------
hereby amended by adding a new sentence at the end thereof as follows:

           For purposes of testing the Consolidated Tangible Net Worth for compliance with this Section 6.17 for the fiscal quarters ending March 3, 2001 through and including December 1, 2001, an amount equal to Nine Million Eight Hundred Sixty-Five Thousand Six Hundred Fifty-Four Dollars ($9,865,654) (which represents the after-tax equivalent of the noncash portion of restructuring charges permitted under
           Section 6.25) shall be added to Borrower=s actual Consolidated Tangible Net Worth.

     6.18. Leverage Ratio.  Section 6.18 of the Agreement is hereby amended by
           --------------
adding a new sentence at the end thereof as follows:

           For purposes of testing the Leverage Ratio for compliance with this
           Section 6.18 for the fiscal quarters ending March 3, 2001 through and including December 1, 2001, the denominator within the definition of Leverage Ratio shall be increased by an amount equal to Fifteen Million Six Hundred Fifty-Nine Thousand Seven Hundred Sixty-Nine Dollars ($15,659,769) (which represents the pre-tax noncash portion of the restructuring charges permitted under Section 6.25).

     6.25. Restructuring Charges.  Section 6 of the Agreement is hereby amended
           ---------------------
by adding a new Section 6.25 as follows:

           6.25. Restructuring Charges.  Borrower shall not incur restructuring
                 ---------------------
     charges in excess of Twenty-Five Million Dollars ($25,000,000) in the aggregate for the period commencing with the fiscal quarter ending March 3, 2001 through the fiscal quarter ending December 1, 2001.


                          PART II.  CONTINUING EFFECT
                          ===========================

     Except as expressly modified herein:

          (a) All terms, conditions, representations, warranties and covenants contained in the Agreement shall remain the same and shall continue in full force and effect, interpreted, wherever possible, in a manner consistent with this First Amendment; provided, however, in the event of any
                                --------  -------
     irreconcilable inconsistency, this First Amendment shall control;

          (b) The representations and warranties contained in the Agreement shall survive this First Amendment in their original form as continuing representations and warranties of Borrower; and

          (c) Capitalized terms used in this First Amendment, and not specifically herein defined, shall have the meanings ascribed to them in the Agreement.

In consideration hereof, Borrower represents, warrants, covenants and agrees that:

          (aa) Each representation and warranty set forth in the Agreement, as hereby amended, remains true and correct as of the date hereof in all material respects, except to the extent that such representation and warranty is expressly intended to apply solely to an earlier date and except changes reflecting transactions permitted by the Agreement;

          (bb) There currently exist no offsets, counterclaims or defenses to the performance of the Obligations (such offsets, counterclaims or defenses, if any, being hereby expressly waived);

          (cc) There has not occurred any Default or Unmatured Default; and

          (dd) After giving effect to this First Amendment and any transactions contemplated hereby, no Default or Unmatured Default is or will be occasioned hereby or thereby.

                        PART III.  CONDITIONS PRECEDENT
                        ===============================

     Notwithstanding anything contained in this First Amendment to the contrary, this First Amendment shall not become effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent:

          (a) The Agent shall have received each of the following, in form and substance satisfactory to the Agent:

              (i) Counterparts of this First Amendment duly executed by the Agent, Borrower and the Required Lenders;

              (ii) A duly executed certificate of the Secretary or any Assistant Secretary of Borrower (A) certifying as to the effectiveness of Resolutions of the Board of Directors of Borrower that previously authorized the execution, delivery and performance of amendments to the Agreement, and (B) certifying as complete and correct as to attached copies of the Articles of Incorporation and By-Laws of Borrower or certifying that such Articles of Incorporation or By-Laws have not been amended (except as shown) since the previous delivery thereof to the Agent;

          (b) A fee shall be paid by Borrower to the Agent for the pro rata benefit of each Lender that has delivered and executed a counterpart of this First Amendment by March 16, 2001 in an amount equal to .05% of such Lender's aggregate Commitment;

          (c) All legal matters incident to this First Amendment shall be reasonably satisfactory to the Agent and its counsel.


                     PART IV.  INDEPENDENT CREDIT DECISION
                     =====================================

     Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this First Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their respective officers duly authorized as of the date first above written.


                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                               SIGNATURE PAGE OF
                             THE FINISH LINE, INC.
                                      TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                 THE FINISH LINE, INC.


                                 By:________________________________

                                 Title:______________________________


3308 North Mitthoeffer Road
Indianapolis, Indiana 46235
Attention: Steven J. Schneider
Facsimile:  317-895-2884

                               SIGNATURE PAGE OF
                         NATIONAL CITY BANK OF INDIANA
                                      TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                 NATIONAL CITY BANK OF INDIANA,
                                 individually and as Agent


                                 By:________________________________

                                 Title:_____________________________




One National City Center
Suite 200 East
Indianapolis, Indiana 46255
Attention: Thomas A. Schlehuber
Facsimile: 317-267-6249

                               SIGNATURE PAGE OF
                   UNION PLANTERS BANK, NATIONAL ASSOCIATION
                                      TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                    UNION PLANTERS BANK, NATIONAL
                                    ASSOCIATION


                                    By:________________________________

                                    Title:_____________________________





One Indiana Square, Suite 227
Indianapolis, Indiana  46204
Attention: David W. O'Neal
Facsimile: 317-221-6120

                               SIGNATURE PAGE OF
                              FIRSTAR BANK, N.A.
                                      TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                    FIRSTAR BANK, N.A.


                                    By:________________________________

                                    Title:_____________________________




3815 River Crossing Parkway, Suite 100
Indianapolis, Indiana 46240
Attention: Christopher A. Black
Facsimile: 317-566-2069

                               SIGNATURE PAGE OF
                           THE NORTHERN TRUST COMPANY
                                       TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                    THE NORTHERN TRUST COMPANY


                                    By:________________________________

                                    Title:______________________________




50 South LaSalle Street
Chicago, Illinois 60675
Attention: Candelario Martinez
Facsimile: 312-444-7028

                               SIGNATURE PAGE OF
                       LASALLE BANK NATIONAL ASSOCIATION
                                      TO
                      FIRST AMENDMENT TO CREDIT AGREEMENT



                                    LASALLE BANK NATIONAL
                                    ASSOCIATION


                                    By:________________________________

                                    Title:_____________________________





One American Square, Suite 1600
Indianapolis, Indiana 46204
Attention: William H. Lutes
Facsimile: 317-756-7021